                    U. S. Securities and Exchange Commission
                             Washington, D. C. 20549



                                  FORM 8-K/A-1


                           CURRENT REPORT ON FORM 8-K


          Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

        Date of Report (Date of earliest event reported) October 24, 1996
                                                         ----------------


                           NEWCARE HEALTH CORPORATION
                           --------------------------
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


                                     0-24110
                                     -------
                            (Commission File Number)


                                   86-0594391
                                   ----------
                      (IRS Employer Identification Number)


                  3600 OAK MANOR LANE, BLDG. 4, LARGO, FL 33774
                  ---------------------------------------------
                     (Address of principal executive office)


                                 (813) 586-4262
                                 --------------
                           (Registrant's phone number)

Introduction

This Form 8-K/A-1 is an amendment to the Current Report on Form 8-K dated October 24, 1996, and filed with the Commission on November 7, 1996. This amendment is being filed to supplement such Form 8-K with Pro Forma financial statements that were impracticable to provide at the time of such filing.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On October 24, 1996, NewCare Health Corporation ("NewCare") signed a definitive agreement with NCS Healthcare of Florida, Inc. ("NCS") to sell all the operating assets of NewCare's Spectrum Health Services, Inc. subsidiary for cash and the assumption of certain Spectrum debt by NCS. Spectrum operates in the businesses of institutional and correctional pharmacy, medical supply and equipment, home infusion and I. V. services. The consideration paid by NCS was approximately $10,167,000. Of this amount, approximately $7,646,000 was received in cash, $680,000 was a "hold-back" pending the outcome of inventory, accounts receivable, and certain other adjustments and approximately $1,841,000 was in the form of liabilities assumed by NCS. In connection with the transaction NewCare paid approximately $531,000 of the cash proceeds to retire certain Spectrum obligations and borrowings that were not assumed by NCS and to pay certain costs of the transaction. Spectrum's assets and liabilities as of September 30, 1996, subject to certain adjustments, was used in determining the consideration paid by NCS for Spectrum.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired - Not applicable

         (b)  Pro forma Financial Statements

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet at September 30, 1996:


                                                            Page F-1

Pro Forma Condensed Consolidated Statements of Operations:

         Year ended December 31, 1995                       Page F-2
         Nine months ended September 30, 1996               Page F-3

         The Pro Forma Condensed Balance Sheet of registrant as of September 30, 1996 reflects the financial position of registrant after giving effect to the disposition of certain assets and the assumption of the liabilities discussed in
Item 2 as well as the elimination of the excess of costs over net assets related to the 1994 acquisition of Spectrum and assumes the disposition took place on September 30, 1996.

         The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 assume that the disposition occurred on January 1, 1995, and are based on the operations of the registrant for the year ended December 31, 1995 and the nine months ended September 30, 1996.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from October 24, 1996, the closing date.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

         (c) Exhibits:

Exhibit
Number                     Description
------                     -----------

 2.1                       Asset Purchase Agreement, dated October 24, 1996. **

99.1 Press Release on the NewCare's contract to sell the operating assets of its subsidiary Spectrum Health Services, Inc. dated October 24, 1996. **


         ** Previously filed with the Company's Current Report on Form 8-K filed with the Commission on November 7, 1996.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NewCare Health Corporation





                                         By:    /s/  Henry H. Sherrill, Jr.
                                             ----------------------------------
                                                  Principal Financial and
                                                  Accounting Officer and
                                                  Authorized Signatory for
                                                  the Registrant



January 2, 1997

Pro Forma Financial Information

NewCare Health Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet at September 30, 1996
(Unaudited)

                                                 Historical      Spectrum (a)    Pro Forma
                                                 ----------      ------------    ---------
ASSETS

Current Assets
   Cash and cash equivalents                    $    426,091    $  7,070,648    $ 7,496,739

   Accounts receivable, net of allowance
      for doubtful accounts                        4,048,400      (2,070,800)     1,977,600

   Inventory                                         982,821        (954,145)        28,676
   Prepaid expenses                                  221,769         (78,300)       143,469
                                                ------------    ------------    -----------
       Total current assets                        5,679,081       3,967,403      9,646,484

Property and equipment, net                       24,568,359      (1,277,188)    23,291,171

Excess of costs over net assets of businesses
   acquired, net of accumulated amortization       5,075,968      (4,790,859)       285,109


Other assets, net                                  1,538,598          58,814      1,597,412
                                                ------------    ------------    -----------
 Total assets                                   $ 36,862,006    $ (2,041,830)   $34,820,176
                                                ============    ============    ===========


LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities
   Current maturities of long-term debt         $  6,637,227     $  (176,743)   $ 6,460,484
   Notes payable                                   1,811,557        (223,209)     1,588,348
   Borrowings under line-of-credit                   248,608        (248,608)             0
   Accounts payable                                2,374,570      (1,199,403)     1,175,167
   Accrued liabilities                             1,879,762         (29,245)     1,850,517
   Deferred revenue                                   75,540               0         75,540
   Estimated third-party payor settlements            58,775                         58,775
                                                ------------    ------------    -----------
  Total current liabilities                       13,086,039      (1,877,208)    11,208,831

Estimated third-party payor settlements              141,337               0        141,337

Deferred interest payable                            126,000               0        126,000
                                                                                          0
Long-term debt                                    16,819,057        (355,247)    16,463,810
                                                ------------    ------------    -----------
          Total Liabilities                       30,172,433      (2,232,455)    27,939,978

Shareowners' equity                                6,689,573         190,625      6,880,198
                                                ------------    ------------    -----------
Total liabilities and shareowners' equity       $ 36,862,006    $ (2,041,830)   $34,820,176
                                                ============    ============    ===========


(a) To eliminate certain assets and liabilities of Spectrum as of September 30, 1996, reflect net proceeds from sale of Spectrum , and eliminate excess of costs over net assets of businesses related to 1994 acquisition of Spectrum.

Pro Forma Financial Information

NewCare Health Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 1995
(Unaudited)


                                                     Historical       Spectrum (a)     Pro Forma
                                                     ----------       ------------     ---------

Net revenues                                         $ 39,770,460    $ 17,190,797    $ 22,579,663

Costs and expenses:
   Compensation and related                            17,253,076       4,100,786      13,152,290
   Operating and administrative                        19,489,869      12,211,684       7,278,185
   Interest                                             1,668,901         154,005       1,514,896
   Depreciation and amortization                        1,494,836         727,082(b)      767,754
                                                     ------------    ------------    ------------
                         Total costs and expenses      39,906,682      17,193,557      22,713,125
                                                     ------------    ------------    ------------
Income (loss) before income taxes                        (136,222)         (2,760)       (133,462)

Provision for income taxes                                 36,000                          36,000
                                                     ------------    ------------    ------------
                                 Net income (loss)   $   (172,222)   $     (2,760)   $   (169,462)
                                                     ============    ============    ============


                         Earnings (loss) per share   $      (0.02)                   $      (0.02)
                                                     ============                    ============



Weighted average number of
   common shares outstanding                           10,390,073                      10,390,073
                                                     ============                    ============


(a)      To eliminate the profit and loss of Spectrum for the entire period.

(b)      Includes $171,192 amortization of goodwill related to Spectrum.

Pro Forma Financial Information

NewCare Health Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statements of Operations
For the nine months ended September 30, 1996
(Unaudited)


                                                      Historical     Spectrum (a)     Pro Forma
                                                      ----------     ------------     ---------

Net revenues                                         $ 33,023,531    $ 11,866,577    $21,156,954

Costs and expenses:
   Compensation and related                            15,157,172       3,191,564     11,965,608
   Operating and administrative                        15,447,884       9,010,288      6,437,596
   Interest                                             1,413,538         143,115      1,270,423
   Depreciation and amortization                        1,202,011         551,772(b)     650,239
                                                     ------------    ------------    -----------
                     Total costs and expenses          33,220,605      12,896,739     20,323,866
                                                     ------------    ------------    -----------
Income (loss) before loss on disposal of Spectrum        (197,074)     (1,030,162)       833,088

Estimated loss on disposal of Spectrum                 (1,700,000)     (1,700,000)          --
                                                     ------------    ------------    -----------
Income (loss) before gain on restructuring of debt     (1,897,074)     (2,730,162)       833,088

Extraordinary item - gain on restructuring of debt        691,668                        691,668
                                                     ------------    ------------    -----------
Net income (loss)                                    $ (1,205,406)   $ (2,730,162)   $ 1,524,756
                                                     ============    ============    ===========

Per share of common stock
   Income (loss)                                    $      (0.17)                    $      0.08
   Gain on restructuring of debt                            0.06                            0.06
                                                    ------------                     -----------
                    Earnings (loss) per share       $      (0.11)                    $      0.14
                                                    ============                     ===========



Weighted average number of
   common shares outstanding                           10,797,525                     10,797,525
                                                     ============                    ===========


(a)      To eliminate the profit and loss of Spectrum for the entire period.

(b)      Includes $128,394 amortization of goodwill related to Spectrum.